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                                                                 EXHIBIT 99.B22J

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Post-Effective Amendment No. 93 to Registration Statement No. XXXXX on Form N-1A of our report dated October 20, 2005, relating to the financial statements of SSgA Emerging Markets Fund appearing in the Annual Report of SSgA International Equity Funds for the year ended August 31, 2005.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 25, 2005